                                                               THE LATIN AMERICA
                                                               EQUITY FUND, INC.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001


 LAQ
LISTED
 NYSE

3019-AR-01

CONTENTS

Letter to Shareholders.........................................................1
Portfolio Summary..............................................................5
Schedule of Investments .......................................................7
Statement of Assets and Liabilities...........................................10
Statement of Operations.......................................................11
Statement of Changes in Net Assets............................................12
Financial Highlights..........................................................14
Notes to Financial Statements.................................................16
Report of Independent Accountants.............................................23
Results of Annual Meeting of Shareholders.....................................24
Tax Information...............................................................24
Description of InvestLink(SM) Program.........................................25
Additional Information Regarding the Fund's Directors and Officers............28

LETTER TO SHAREHOLDERS

                                                               February 15, 2002

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the year ended December 31, 2001.

At December 31, 2001, the Fund's net assets were $112.0 million. The Fund's net asset value ("NAV") was $15.06 per share (net of dividends paid of $0.57 per share), as compared to $16.60 at December 31, 2000.

PERFORMANCE

For the year ended December 31, 2001, the Fund's total return, based on NAV and assuming reinvestment of dividends, was -4.90%, versus -0.39% for the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Latin America Index ("EMFLA").* The most noteworthy contributor to the Fund's underperformance was weakness in its Brazilian holdings, especially in the telecommunications sector which saw significant deterioration in fundamentals throughout the year. In 2002, we are hopeful that most of the negative trends in this sector will begin to reverse. On the positive side, factors that aided the Fund included its underweight position in Argentina and its overweight position in Mexican banks and higher-quality names such as Wal-Mart de Mexico, S.A. de C.V. and Telefonos de Mexico, S.A. de C.V. ("Telmex") (6.1% and 11.7% of the Fund's net assets, respectively, as of December 31, 2001).

THE MARKETPLACE: A WILD RIDE

Equity markets in Latin America were whipsawed through most of the year by substantially negative regional economic and international political developments. Even so, the region as a whole was one of the best performing markets worldwide in 2001, thanks primarily to exceptional strength in Mexico. By comparison, the MSCI U.S. Index fell by 12.03% in 2001, and the Europe ex-U.K. Index was down 22.00% for the year.

As Brazilian and Mexican equities dominate the portfolio, we will focus our comments on noteworthy developments in these markets during 2001.

- BRAZIL (MSCI BRAZIL INDEX FOR 2001: -16.99% IN US$). Brazilian equities and the country's economy were undermined through most of 2001 by mounting economic problems in neighboring Argentina. Brazil, like Argentina, relies heavily on foreign capital infusions to balance its accounts. This similarity (and others) led investors to fear that Brazil might follow Argentina down the path to a possible debt default. The net result was that the Brazilian Real sold off aggressively over the first three quarters of the year with the Central Bank appearing alarmingly behind the curve.

     An already weakened Brazilian economy appeared to be heading further downhill immediately following the September 11 terrorist attacks on the United States, in a period when rising risk aversion worldwide virtually shut down the global capital markets on which the country depends.

     As was the case in many markets, however, investors quickly regained their courage in the aftermath of the attack, and their renewed appetite for risk resulted in a dramatic rise in Brazilian equities during November and December.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

     During this period, investors appeared to be less concerned with the economic contagion from neighboring Argentina that had pounded Brazilian stocks for most of the year (that said, Argentina's woes have remained serious). The improved sentiment resulted in a gain of 32.55% for Brazil's equity market in the quarter, and could be seen in a rise in its currency versus the U.S. dollar.

- MEXICO (MSCI MEXICO INDEX FOR 2001: 18.55% IN US$). Mexico surprised many by shrugging off most of the potential contagion effect from a slowing U.S. economy in 2001 (the U.S. is Mexico's primary trading partner). It was also surprisingly resilient in the face of a rapid decline in the price of oil (Mexico is a major oil exporter), and less affected than most by Argentina's financial woes.

     Throughout 2001, in fact, inflation in Mexico remained mild, allowing interest rates to fall to record lows. The currency also remained stable, undamaged by turmoil in Latin and global markets. Investors were inspired as well by the announcement during the second quarter that the U.S.'s Citigroup would acquire Mexico's second largest bank, thereby providing the economy with a significant infusion of U.S. dollars.

     Although there was a dip in its equity market immediately following September 11th (as was the case in many others, worldwide), it bounced back strongly in the fourth quarter (+19.20%), and it ended 2001 as the seventh best performing country equity market, worldwide.

Elsewhere, our worst case scenario for the second leading economy in South America, Argentina, occurred during the fourth quarter, when an increasingly desperate government froze bank withdrawals and otherwise sought to avoid devaluation of the country's currency and default on its debt. Subsequent social unrest led to a complete overhaul of the administration in power, including the resignations of Argentina's president and finance minister. As the year ended, the country appeared to be sinking rapidly into social and economic chaos.

In other news, Chile's currency, which like Brazil's had been under pressure for most of the year, improved during the last quarter of the year as it, too, fended off contagion from neighboring Argentina.

--------------------------------------------------------------------------------
2

LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY: STEADY AS WE GO
TOP 10 HOLDINGS, BY ISSUER#

                                                        % OF
     HOLDING                         COUNTRY         NET ASSETS
  1. Telmex                          Mexico              11.7
  2. Petrobras                       Brazil               9.9
  3. America Movil                   Mexico               7.8
  4. Wal-Mart de Mexico              Mexico               6.1
  5. Bancomer                        Mexico               4.5
  6. CVRD                            Brazil               4.0
  7. Grupo Modelo                    Mexico               3.9
  8. Jamaican Assets                 Jamaica              3.6
  9. Bebidas                         Brazil               3.4
 10. Banco Bradesco                  Brazil               3.2
                                                         ----
     Total                                               58.1
                                                         ====

----------
#    Company names are abbreviations of those found in the chart on page 6.

[PIE CHART]
COUNTRY BREAKDOWN
(% of net assets)

Brazil                              39.55%
Chile                                8.86%
Jamaica                              3.64%
Mexico                              45.41%
Other##                              2.54%

----------
## Other includes Argentina, Global, Latin America, Peru, United States, Venezuela and liabilities in excess of cash and other assets.

Overall, our investment posture was little changed during the quarter and likely will remain the same, at least over the near-term. In Brazil, we moved from an underweight to a slight overweight position relative to the Fund's benchmark, capturing some of the nation's stock market gains over the quarter. On the whole, however, we feel that the euphoria that has gripped Brazil's equity market in recent months has been overdone and might lead to a correction in the weeks ahead. That said, we may increase our holdings if we believe that interest rate cuts appear to be in the offing. We see such cuts as vital to a general economic recovery.

We remain overweight in Mexico, whose economy has proven quite resilient in the face of several major challenges, and continue to hold an underweight position in Chile. We are also dramatically underweight in Argentina, for obvious reasons.

In all, we are sticking with what we believe are high quality names in the region, particularly in the telecommunications, financial services, beverages and other consumer demand-driven sectors, which should benefit from any regional economic recovery. Given existing global and regional risks, we don't think it is yet time to move into small capitalization stocks, whose balance sheets tend to improve more slowly than those of larger, more established companies.

OUTLOOK: RELATIVELY OPTIMISTIC

Barring another increase in geopolitical risk, we are relatively optimistic about the Latin America region as a whole, which we feel may well outperform developed markets in 2002.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Our optimism is based, in part, on the fact that the region is coming off a very low base, with quite modest economic prospects and low expectations. There is certainly room for upside surprises as the new year progresses and visibility improves.

Looking out over a 12-18 month time frame, we also see what we believe are very attractive valuations in Latin America. If growth picks up, as we expect it will, the region will become even more compelling, especially when compared to its developed market counterparts.

Finally, investor sentiment about emerging markets is beginning to improve in our view. After many years of bear markets, fund flows should be supportive, at least so long as investors' appetite for risk stays stable, or improves.

The most important risks to monitor going forward are, in our opinion, the Argentine economic crisis and politics in Brazil leading up to the October 2002 presidential elections. Beyond this, the markets have had a tremendous run since last September and continue to be vulnerable to consolidation, at least over the short-term.

During the next year-and-a-half, or so, however, we will strive to be in the sweet spot of favorable fund flows, low valuations and attractive growth prospects.

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 25 through 27 of this report.
--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Emerging Markets Free Latin America Index is an unmanaged index (with no defined investment objective) of Latin American equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

**   Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC
("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She also is Chief Investment Officer of The Brazilian Equity Fund, Inc. and an Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

GEOGRAPHIC ASSET BREAKDOWN

[BAR CHART]

                                                  DECEMBER 31, 2001      DECEMBER 31, 2000
                                                         AS A PERCENT OF NET ASSETS
Argentina                                                 0.81                 3.53
Brazil                                                   39.55                43.87
Chile                                                     8.86                 7.98
Jamaica                                                   3.64                 2.04
Latin America                                             0.93                 0.79
Mexico                                                   45.41                38.59
Peru                                                      1.68                 0.51
United States                                             0.04                 0.07
Venezuela                                                 0.15                 0.47
Global                                                    1.43                 1.29
Cash & Cash Equivalents                                  -2.50                 0.86

SECTOR ALLOCATION

[BAR CHART]

                                                    DECEMBER 31, 2001    DECEMBER 31, 2000
                                                         AS A PERCENT OF NET ASSETS
Banking                                                   7.36                 5.44
Bottling                                                  3.36                 3.64
Broadcast, Radio and Television                           1.09                 4.27
Cellular Telecommunications                               8.36                 7.01
Cement                                                    3.11                 1.88
Electric-Integrated                                       5.86                 2.53
Financial Services                                        5.12                 9.23
Food & Beverages                                          8.78                13.35
Investment & Holding Companies                            4.55                 2.04
Local and/or Long Distance Telephone Service              7.54                10.84
Mining                                                    5.07                 5.63
Oil & Natural Gas                                         9.91                 7.90
Retail                                                    6.51                 3.86
Steel                                                     1.25                 3.19
Telecommunications                                       13.45                12.74
Other                                                    11.18                 5.49
Cash & Cash Equivalents                                  -2.50                 0.96

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2001 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

TOP 10 HOLDINGS, BY ISSUER

                                                                                                            PERCENT OF
      HOLDING                                                  SECTOR                    COUNTRY            NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
   1. Telefonos de Mexico, S.A. de C.V.                  Telecommunications              Mexico                11.7
-----------------------------------------------------------------------------------------------------------------------
   2. Petroleo Brasileiro S.A.                            Oil & Natural Gas              Brazil                 9.9
-----------------------------------------------------------------------------------------------------------------------
   3. America Movil S.A. de C.V.                     Cellular Telecommunications         Mexico                 7.8
-----------------------------------------------------------------------------------------------------------------------
   4. Wal-Mart de Mexico, S.A. de C.V.                         Retail                    Mexico                 6.1
-----------------------------------------------------------------------------------------------------------------------
   5. Grupo Financiero BBVA Bancomer, S.A. de C.V.       Financial Services              Mexico                 4.5
-----------------------------------------------------------------------------------------------------------------------
   6. Companhia Vale do Rio Doce                               Mining                    Brazil                 4.0
-----------------------------------------------------------------------------------------------------------------------
   7. Grupo Modelo, S.A. de C.V.                          Food & Beverages               Mexico                 3.9
-----------------------------------------------------------------------------------------------------------------------
   8. Jamaican Assets I, L.P.                       Investment & Holding Companies      Jamaica                 3.6
-----------------------------------------------------------------------------------------------------------------------
   9. Companhia de Bebidas das Americas                       Bottling                   Brazil                 3.4
-----------------------------------------------------------------------------------------------------------------------
  10. Banco Bradesco S.A.                                      Banking                   Brazil                 3.2
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                     NO. OF            VALUE
DESCRIPTION                                          SHARES           (NOTE A)
-----------                                          ------           --------
EQUITY OR EQUITY-LINKED SECURITIES-102.50%
 ARGENTINA-0.81%
 COAL MINING & STEEL-0.81%
Siderca SAIC, ADR
 (Cost $1,199,480) ...........................          62,800    $      910,600
                                                                  --------------
 BRAZIL-39.55%
 AEROSPACE/DEFENSE EQUIPMENT-0.92%
Empresa Brasileira de
 Aeronautica S.A., ADR .......................          46,600         1,031,258
                                                                  --------------
 BANKING-6.19%
Banco Bradesco S.A., PN ......................     664,726,175         3,596,225
Banco Itau S.A., PN ..........................      43,825,086         3,338,142
                                                                  --------------
                                                                       6,934,367
                                                                  --------------
 BOTTLING-3.36%
Companhia de Bebidas das
 Americas, ADR ...............................         185,600         3,765,824
                                                                  --------------
 CELLULAR TELECOMMUNICATIONS-0.56%
Celular CRT Participacoes
 S.A., PNA ...................................       2,924,899           631,654
                                                                  --------------
 ELECTRIC-INTEGRATED-3.65%
Centrais Eletricas
 Brasileiras S.A., PNB+ ......................     147,128,513         1,986,760
Companhia Energetica de
 Minas Gerais, PN ............................     109,757,782         1,567,629
Eletropaulo
 Metropolitana S.A., PN ......................      15,658,735           528,622
                                                                  --------------
                                                                       4,083,011
                                                                  --------------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-7.39%
Brasil Telecom Participacoes S.A.,
 ADR .........................................          47,000         1,949,560
Tele Norte Leste Participacoes
 S.A., ADR ...................................         124,482         1,945,654
Telecomunicacoes Brasileiras
 S.A., ADR ...................................          58,720         2,348,800
Telemar Norte Leste
 S.A., PNA ...................................      78,200,000         2,030,391
                                                                  --------------
                                                                       8,274,405
                                                                  --------------
 MINING-3.97%
Companhia Vale do Rio Doce,
 ADR .........................................         176,000     $   4,155,360
Companhia Vale do Rio Doce,
 PNA .........................................          12,269           285,153
                                                                  --------------
                                                                       4,440,513
                                                                  --------------
 OIL & NATURAL GAS-9.91%
Petroleo Brasileiro S.A., ADR ................         499,300        11,099,439
                                                                  --------------
 PAPER PRODUCTS-1.47%
Aracruz Celulose S.A., ADR ...................          44,000           799,920
Votorantim Celulose e Papel
 S.A., ADR ...................................          48,100           848,965
                                                                  --------------
                                                                       1,648,885
                                                                  --------------
 STEEL-0.50%
Companhia Siderurgica
 Nacional S.A., ON ...........................      35,705,200           564,051
                                                                  --------------
 UTILITIES-1.63%
Companhia Paranaense de
 Energia, ADR ................................         232,200         1,822,770
                                                                  --------------
TOTAL BRAZIL
 (Cost $44,116,015) ..........................                        44,296,177
                                                                  --------------
 CHILE-8.86%
 BANKING-1.17%
Banco de A. Edwards ..........................       1,276,059           134,139
Banco Santander Chile, Class A ...............       5,548,098           461,537
Banco Santiago S.A. ..........................      17,231,378           372,697
SM-Chile, Class B ............................       6,239,311           344,453
                                                                  --------------
                                                                       1,312,826
                                                                  --------------
 ELECTRIC-INTEGRATED-2.21%
Colbun S.A.+ .................................      11,105,000           634,907
Empresa Nacional de
 Electricidad S.A., ADR ......................         125,900         1,306,842
Enersis S.A. .................................       2,000,757           535,633
                                                                  --------------
                                                                       2,477,382
                                                                  --------------
 ENGINEERING & CONSTRUCTION-0.07%
MASISA S.A. ..................................         191,277            81,556
                                                                  --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                     NO. OF            VALUE
DESCRIPTION                                          SHARES           (NOTE A)
-----------                                          ------           --------
 FERTILIZER-0.08%
Sociedad Quimica y Minera
 de Chile S.A., Class B ......................          39,650   $        92,955
                                                                   -------------
 FOOD & BEVERAGES-1.54%
Coca-Cola Embonor
 S.A., ADR+ ..................................          75,000           225,000
Compania Cervecerias
 Unidas S.A. .................................          60,000           216,441
Distribucion y Servicio
 D&S S.A., ADR ...............................          61,100           800,410
Vina Concha y Toro S.A. ......................         404,311           287,418
Vina San Pedro S.A. ..........................      18,732,796           195,502
                                                                   -------------
                                                                       1,724,771
                                                                   -------------
 FORESTRY-1.45%
Compania de Petroleos
 de Chile S.A. ...............................         293,817           982,575
Empresas CMPC S.A. ...........................          69,282           633,980
                                                                   -------------
                                                                       1,616,555
                                                                   -------------
 INSURANCE-0.09%
Compania de Seguros
 La Prevision Vida S.A. ......................         217,878            98,204
                                                                   -------------
 REAL ESTATE INVESTMENT & MANAGEMENT-0.01%
Parque Arauco S.A. ...........................          50,000            14,218
                                                                   -------------
 RETAIL-0.37%
Sociedad Anonima Comercial e
 Industrial Falabella S.A. ...................         512,241           418,377
                                                                   -------------
 STEEL-0.13%
Compania Acero
 del Pacifico S.A. ...........................         143,931           139,327
                                                                   -------------
 TELECOMMUNICATIONS-1.74%
Compania de Telecomunicaciones
 de Chile S.A., ADR+ .........................          90,500         1,218,130
Compania de Telecomunicaciones
 de Chile S.A., Class A+ .....................         101,753           335,740
Empresa Nacional de
 Telecomunicaciones S.A. .....................          66,255           392,329
                                                                   -------------
                                                                       1,946,199
                                                                   -------------
TOTAL CHILE
 (Cost $11,148,092) ..........................                       $ 9,922,370
                                                                   -------------
 JAMAICA-3.64%
 INVESTMENT & HOLDING COMPANIES-3.64%
Jamaican Assets I, L.P. +++
 (Cost $1,809,247) ...........................       1,319,033         4,071,869
                                                                   -------------
 LATIN AMERICA-0.93%
 DIVERSIFIED OPERATIONS-0.93%
J.P. Morgan Latin America Capital
 Partners (Cayman), L.P. +++ .................         343,818           337,464
J.P. Morgan Latin America Capital
 Partners (Delaware), L.P.+++# ...............        1,142,815          705,014
                                                                   -------------
                                                                       1,042,478
 TELECOMMUNICATIONS-0.00%
International Wireless
 Communications Holdings
 Corp. +++ ...................................          12,636                 0
                                                                   -------------
TOTAL LATIN AMERICA
 (Cost $1,571,936) ...........................                         1,042,478
                                                                   -------------
 MEXICO-45.41%
 AIRPORT DEVELOPMENT/MAINTENANCE-0.55%
Grupo Aeroportuario del Sureste
 S.A. de C.V., ADR+ ..........................          40,000           616,000
                                                                   -------------
 BROADCAST, RADIO & TELEVISION-1.09%
Grupo Televisa S.A., ADR+ ....................          14,200           613,156
TV Azteca, S.A. de C.V., ADR .................          89,400           607,026
                                                                   -------------
                                                                       1,220,182
                                                                   -------------
 CELLULAR TELECOMMUNICATIONS-7.79%
America Movil S.A. de C.V.,
 Series L, ADR ...............................         448,100         8,728,988
                                                                   -------------
 CEMENT-3.11%
Cemex, S.A. de C.V., ADR .....................         140,958         3,481,663
                                                                   -------------
 FINANCIAL SERVICES-4.54%
Grupo Financiero BBVA Bancomer,
 S.A. de C.V., Series O ......................       5,582,470         5,091,047
                                                                   -------------

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                     NO. OF            VALUE
DESCRIPTION                                          SHARES           (NOTE A)
-----------                                          ------           --------
 FOOD & BEVERAGES-7.24%
Coca-Cola Femsa S.A., ADR ....................          76,638     $   1,538,125
Fomento Economico Mexicano,
 S.A. de C.V., ADR ...........................          63,900         2,207,745
Grupo Modelo, S.A. de C.V.,
 Series C ....................................       1,947,922         4,363,464
                                                                   -------------
                                                                       8,109,334
                                                                   -------------
 INVESTMENT & HOLDING COMPANIES-0.91%
Carso Global Telecom, Class A-1+ .............         471,200         1,018,978
                                                                   -------------
 REAL ESTATE DEVELOPMENT-1.71%
Consorcio ARA, S.A. de C.V.+ .................       1,076,900         1,911,274
                                                                   -------------
 RETAIL-6.13%
Wal-Mart de Mexico, S.A.
 de C.V., ADR ................................         251,906         6,868,771
                                                                   -------------
 STEEL-0.63%
Tubos de Acero de Mexico,
 S.A., ADR ...................................          78,400           700,896
                                                                   -------------
 TELECOMMUNICATIONS-11.71%
Telefonos de Mexico, S.A. de C.V.,
 Class L, ADR ................................         374,500        13,114,990
                                                                   -------------
TOTAL MEXICO
 (Cost $46,653,771) ..........................                        50,862,123
                                                                   -------------
 PERU-1.68%
 FINANCIAL SERVICES-0.58%
Credicorp Limited ............................          74,000           647,500
                                                                   -------------
 MINING-1.10%
Compania de Minas, Buenaventura
 S.A., Class B, ADR ..........................          59,533         1,234,119
                                                                   -------------
TOTAL PERU
 (Cost $1,764,769) ...........................                         1,881,619
                                                                   -------------
 UNITED STATES-0.04%
 NETWORKING PRODUCTS-0.04%
Lucent Technologies Inc.
 (Cost $230,164) .............................           7,984            50,219
                                                                   -------------
 VENEZUELA-0.15%
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-0.15%
Compania Anonima Nacional
 Telefonos de Venezuela, D Shares
 (Cost $462,081) .............................          78,778         $ 169,100
                                                                   -------------
 GLOBAL-1.43%
 VENTURE CAPITAL-1.43%
Emerging Markets
 Ventures I, L.P.+++#
 (Cost $1,797,893) ...........................       1,789,903         1,602,321
                                                                   -------------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
 (Cost $110,753,448) .........................                       114,808,876
                                                                   -------------
 SHORT-TERM INVESTMENTS-0.17%
 CHILEAN MUTUAL FUNDS-0.17%
Bice Dreyfus Manager Fund ....................          27,063            67,016
Investis Xtra Cash Fund ......................          49,725            81,099
Security Check Fund ..........................          10,487            44,177
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $188,516) .............................                           192,292
                                                                   -------------
TOTAL INVESTMENTS-102.67%
 (Cost $110,941,964) (Notes A,D) .............                       115,001,168
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(2.67)% ........................                       (2,992,333)
                                                                   -------------
NET ASSETS-100.00% ...........................                      $112,008,835
                                                                   =============

+    Security is non-income producing.
++   Restricted security, not readily marketable (See Notes A and F).
# As of December 31, 2001, the Fund committed to investing an additional $612,257 and $5,489,146 of capital in Emerging Markets Ventures I, L.P. and J.P. Morgan Latin America Capital Partners (Delaware), L.P., respectively.
ADR  American Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2001
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $110,941,964) (Note A) .............................   $ 115,001,168
Cash (including $73,062 of foreign currencies with a cost of $72,628) (Note A) .         928,681
Dividends receivable ...........................................................         308,557
Prepaid expenses and other assets ..............................................          27,677
                                                                                   -------------
Total Assets ...................................................................     116,266,083
                                                                                   -------------
 LIABILITIES
Payables:
    Dividend (Note A) ..........................................................       3,570,206
    Investments purchased ......................................................         242,779
    Investment advisory fees (Note B) ..........................................         232,437
    Administration fees (Note B) ...............................................          33,945
    Other accrued expenses .....................................................         177,881
                                                                                   -------------
Total Liabilities ..............................................................       4,257,248
                                                                                   -------------
NET ASSETS (applicable to 7,437,929 shares of common stock outstanding) (Note C)   $ 112,008,835
                                                                                   -------------
NET ASSET VALUE PER SHARE ($112,008,835 DIVIDED BY 7,437,929) ..................   $       15.06
                                                                                   =============
 NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 7,437,929 shares issued and outstanding
    (100,000,000 shares authorized) ............................................   $       7,438
Paid-in capital ................................................................     152,672,322
Accumulated net realized loss on investments and foreign currency related
 transactions ..................................................................     (44,736,582)
Net unrealized appreciation in value of investments
and translation of other assets and liabilities
 denominated in foreign currencies .............................................       4,065,657
                                                                                   -------------
Net assets applicable to shares outstanding ....................................   $ 112,008,835
                                                                                   =============

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.
10

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
   Dividends ............................................................................   $  5,553,911
   Net invesment income allocated from partnerships .....................................        198,889
   Interest .............................................................................         81,998
   Less: Foreign taxes withheld .........................................................       (332,749)
                                                                                            ------------
   Total Investment Income ..............................................................      5,502,049
                                                                                            ------------
Expenses:
   Investment advisory fees (Note B) ....................................................      1,065,922
   Administration fees (Note B) .........................................................        204,660
   Printing .............................................................................        110,268
   Professional fees ....................................................................        106,348
   Custodian fees .......................................................................        104,627
   Tender offer fees ....................................................................        101,000
   Accounting fees ......................................................................         52,902
   Directors' fees ......................................................................         42,694
   Transfer agent fees ..................................................................         31,537
   NYSE listing fees ....................................................................         31,458
   Merger-related fees ..................................................................         19,398
   Insurance ............................................................................         10,475
   Other ................................................................................         22,971
   Brazilian taxes (Note A) .............................................................        159,819
                                                                                            ------------
   Total Expenses .......................................................................      2,064,079
                                                                                            ------------
   Net Investment Income ................................................................      3,437,970
                                                                                            ------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
    Investments .........................................................................    (23,660,199)
    Foreign currency related transactions ...............................................       (172,323)
Net change in unrealized depreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies ...............................      8,871,418
                                                                                            ------------
Net realized and unrealized loss on investments and foreign currency related transactions    (14,961,104)
                                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................   $(11,523,134)
                                                                                            ============

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  For the Years ended December 31,
                                                                                  --------------------------------

                                                                                      2001             2000
                                                                                 -------------    -------------
 INCREASE/(DECREASE) IN NET ASSETS
Operations:
   Net investment income/(loss) ..............................................   $   3,437,970    $    (625,931)
   Net realized gain/(loss) on investments and foreign currency related
    transactions .............................................................     (23,832,522)      16,932,202
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in
    foreign currencies .......................................................       8,871,418      (33,666,959)
                                                                                 -------------    -------------
     Net decrease in net assets resulting from operations ....................     (11,523,134)     (17,360,688)
                                                                                 -------------    -------------
Dividends and distributions to shareholders (Note A):
   Net investment income .....................................................      (4,357,736)        (700,056)
                                                                                 -------------    -------------
Capital share transactions:
   Cost of 1,312,576 shares purchased under Tender Offer (Note A) ............     (17,391,632)            --
   Cost of 1,104,000 shares repurchased (Note G) .............................            --        (13,448,170)
   Net assets received in conjunction with Merger Agreement
    and Plan of Reorganization (Note A) ......................................            --         53,528,610
                                                                                 -------------    -------------
     Total capital share transactions ........................................     (17,391,632)      40,080,440
                                                                                 -------------    -------------
     Total increase/(decrease) in net assets .................................     (33,272,502)      22,019,696
                                                                                 -------------    -------------
 NET ASSETS
Beginning of year ............................................................     145,281,337      123,261,641
                                                                                 -------------    -------------
End of year (including undistributed net investment income of $707,239
 for the year ended December 31, 2000) .......................................   $ 112,008,835    $ 145,281,337
                                                                                 =============    =============

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.
12

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                                                                              13

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS#
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                -------------------------------------------------------------
                                                                  2001             2000             1999          1998
                                                                -------          -------          -------       -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ........................   $     16.60     $     18.57     $     10.96    $     18.77
                                                                  -------         -------         -------        -------
Net investment income/(loss) ..............................          0.41*          (0.11)+          0.07+          0.16
Net realized and unrealized gain/(loss)
   on investments and foreign currency related transactions         (1.50)          (2.44)           7.07          (7.85)++
                                                                  -------         -------         -------        -------
Net increase/(decrease) in net assets resulting from
 operations ...............................................         (1.09)          (2.55)           7.14          (7.69)
                                                                  -------         -------         -------        -------
Dividends and distributions to shareholders:
      Net investment income ...............................         (0.57)          (0.08)           --            (0.12)
      Net realized gain on investments and foreign currency
         related transactions .............................          --              --              --             --
      In excess of net realized gains .....................          --              --              --             --
                                                                  -------         -------         -------        -------
Total dividends and distributions to shareholders .........         (0.57)          (0.08)           --            (0.12)
                                                                  -------         -------         -------        -------
Anti-dilutive impact due to capital shares tendered or
   repurchased ............................................          0.12            0.66            0.47           --
Effect of reduction of accrued offering costs .............          --              --              --             --
Dilutive impact due to capital share rights offering ......          --              --              --             --
                                                                  -------         -------         -------        -------
Net asset value, end of year ..............................   $     15.06     $     16.60     $     18.57    $     10.96
                                                                  =======         =======         =======        =======
Market value, end of year .................................   $     12.15     $    12.875     $    13.760    $     7.834
                                                                  =======         =======         =======        =======
Total investment return (a) ...............................         (1.07)%         (5.87)%         75.65%        (46.63)%
                                                                  =======         =======         =======        =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted) .....................   $   112,009     $   145,281     $   123,262    $    86,676
Ratio of expenses to average net assets (b) ...............          1.51%           2.13%           2.14%          2.41%
Ratio of expenses to average net assets, excluding fee
waivers ...................................................          1.51%           2.19%           2.22%          2.60%
Ratio of expenses to average net assets, excluding taxes ..          1.40%           2.03%           2.05%          1.77%
Ratio of net investment income/(loss) to average net assets          2.52%          (0.55)%          0.46%          1.12%
Portfolio turnover rate ...................................        101.73%         125.83%         161.71%        142.35%
-----------------------------------------------------------------------------------------------------------------------------

# Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.
* Based on actual shares outstanding on November 21, 2001 (prior to the tender offer) and December 31, 2001.
+    Based on average shares outstanding.
++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.
14

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS#
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------
     1997           1996             1995             1994             1993           1992
   -------         -------          -------         ---------        --------       --------
 $     18.41     $     16.27     $     19.53     $     24.52     $     15.66     $     16.83
     -------         -------         -------       ---------        --------        --------
        0.16            0.21            0.07            0.01+           0.12+           0.23

        2.01            2.00           (3.07)           1.05            9.54            0.47
     -------         -------         -------       ---------        --------        --------
        2.17            2.21           (3.00)           1.06            9.66            0.70
     -------         -------         -------       ---------        --------        --------
       (0.17)          (0.07)           --             (0.18)           --             (0.23)

       (1.64)           --             (0.26)          (3.38)          (0.82)          (1.44)
        --              --              --              --              --             (0.20)
     -------         -------         -------       ---------        --------        --------
       (1.81)          (0.07)          (0.26)          (3.56)          (0.82)          (1.87)
     -------         -------         -------       ---------        --------        --------
        --              --              --              --              --              --
        --              --              --              --              0.02            --
        --              --              --             (2.49)           --              --
     -------         -------         -------       ---------        --------        --------
 $     18.77     $     18.41     $     16.27     $     19.53     $     24.52     $     15.66
     =======         =======         =======       =========        ========        ========
 $    14.918     $    15.259     $    14.033     $    19.210     $    27.929     $    15.259
     =======         =======         =======       =========        ========        ========
       10.29%           9.18%         (25.65)%        (17.78)%         89.35%          16.49%
     =======         =======         =======       =========        ========        ========
 $   148,130     $   145,230     $   128,377     $   153,128     $   135,573     $    86,359
        1.89%           1.69%           2.04%           1.94%           2.00%           2.20%

        2.02%           1.80%           2.15%           --              --              --
        1.65%           --              1.81%           1.70%           --              --
        0.77%           1.16%           0.42%           0.04%           0.63%           1.27%
      111.83%          43.22%          27.05%          68.46%          49.48%          68.70%

--------------------------------------------------------------------------------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. On November 10, 2000, the Fund (then known as "The Latin America Investment Fund, Inc.") consummated its merger with The Latin America Equity Fund, Inc. (the "Predecessor Fund"). Pursuant to the terms of the agreement governing the merger, each share of common stock of the Predecessor Fund was converted into an equivalent dollar amount of full shares of common stock of the Fund, based on the net asset value of the Fund and the Predecessor Fund as of November 9, 2000 ($16.60 and $15.23, respectively), resulting in a conversion ratio of 0.9175 shares of the Fund for each share of the Predecessor Fund. Cash was paid in lieu of fractional shares. Net assets of the Fund and the Predecessor Fund as of the merger date were $52,480,259 and $93,395,715, including unrealized depreciation of $1,555,628 and 3,158,059, respectively. Total net assets after the merger were $145,875,974. Subsequent to the merger, the Fund's accounting agent contributed $1,048,351 to the Fund related to the issuance of shares to the Predecessor Fund's shareholders. Upon the consummation of the merger, the Fund changed its name to "The Latin America Equity Fund, Inc." and adopted the Predecessor Fund's investment objective and policies. Accordingly, under normal market conditions the Fund will invest substantially all or at least 80%, of its total assets in Latin American equity securities.

For financial reporting purposes the historical results of the Predecessor Fund survives.

In June 2000, the Board of Directors of the Fund approved a self-tender program, the terms of which include the following: (i) commencing in 2001, the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program and (ii) the per share purchases price will be at least 95% of the Fund's net asset value per share. Pursuant to this program, in November 2001 the Fund completed a tender offer for 15% of its outstanding shares (1,312,576 shares) at a price of $13.25 per share.

The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce the Fund's asset levels over time. Absent substantial appreciation in the Fund's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification or investment opportunities or other factors that adversely affect the Fund and possibly the continued viability of the Fund as a closed-end fund. The Board will reevaluate the program from time to time in light of its effect on the Fund.

Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices available on these exchanges, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no price is available on these exchanges and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2001, the Fund held 6.00% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $5,179,076 and fair value of $6,716,668. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 2001, the interest rate was 0.80% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. Net investment income/(loss) from partnerships represents the Fund's pro rata share of net investment income or loss relating to its partnership interests.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 2001, the Fund had a capital loss carryover for U.S. federal income tax purposes of $38,788,175 of which, $9,424,172 and $674,775 expire in 2006 and 2007, respectively and are subject to Internal Revenue Code Sections' limitations. In addition, capital loss carryover of $8,654,660, $154,310 and $19,880,258 expire in 2005, 2006 and 2009, respectively. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of gains for U.S. federal income tax purposes. Undistributable ordinary income on a tax basis is the same as book basis.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 2001, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer realized capital losses of $3,085,239.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

Through June 18, 2001, the Fund was subject to and accrued a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net unrealized gains on certain securities held in Chilean pesos.

On June 19, 2001, the Chilean government promulgated a new capital gains law. The amendment to the law maintains the remittance tax at 10%, but realized capital gains on the most liquid stocks will not be subject to the tax. Realized capital gains on illquid shares, interest and dividends received will continue to be subject to the remittance tax.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to most debit transactions carried out by financial institutions. On June 17, 1999 the CPMF tax

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

was reinstated for a period of three years. The tax was assessed at a rate of 0.38% for the initial year and dropped to 0.30% for the remaining two years. Effective March 18, 2001, the CPMF tax was increased from 0.30% to 0.38%. For the year ended December 31, 2001, the Fund incurred $159,819 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains/(losses) represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryforwards, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 19, 2001, a dividend in the aggregate amount of $3,570,206, equal to $0.48 per share from net investment income was declared. This dividend was payable on January 11, 2002 to shareholders of record as of December 28, 2001.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

During the year ended December 31, 2001, the Fund made a federal income tax basis distribution of ordinary

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

income of $4,357,736, which is comprised of net investment income.

At December 31, 2001, the Fund reclassified within the composition of net assets permanent book/tax differences from distribution in excess of net investment income and from accumulated net realized loss on investments and foreign currency related transactions relating to foreign currency losses of $212,527 and $172,323, respectively, to paid-in capital.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (measured at the time of investment) in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. As a result of a decline in the Fund's asset level, as of December 31, 2001 the Fund had no additional capacity to make investments in non-publicly traded equity securities.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. As of December 31, 2001, the Fund had no such agreements.


NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services CSAM receives from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the year ended December 31, 2001, CSAM earned $1,065,922 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2001, CSAM was reimbursed $14,717 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the assets invested in Chilean securities reduced by a percentage equal to the discount at which the Fund's shares are trading. For the year ended December 31, 2001, Celfin earned $13,150 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 2001, BSFM earned $128,232 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.'s") (approximately $49,000 at December 31, 2001) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid by the Fund to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $5,100 at December 31, 2001). For the year ended December 31, 2001, Celfin earned $61,711 and $6,570 for administration and accounting services, respectively.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.


NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 7,437,929 shares outstanding at December 31, 2001, CSAM owned 13,746 shares.


NOTE D. INVESTMENT SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2001 was $113,805,132. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $1,196,036 was composed of gross appreciation of $3,371,172 for those investments having an excess of value over cost and gross depreciation of $2,175,136 for those investments having an excess of cost over value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

For the year ended December 31, 2001, purchases and sales of securities, other than short-term investments, were $134,569,683 and $148,839,581, respectively.


NOTE E. CREDIT FACILITY

Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal Funds rate plus 0.50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purpose as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. At and during the year ended December 31, 2001, the Fund had no borrowings under either credit facility.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of December 31, 2001, value per unit/share of such securities and percent of net assets which the securities comprise.

                                                                                         FAIR VALUE AT                   PERCENT OF
                                       NUMBER OF        ACQUISITION                      DECEMBER 31,     VALUE PER         NET
SECURITY                              UNITS/SHARES         DATES              COST           2001         UNIT/SHARE       ASSETS
-----------------------------------   ------------   ------------------   ------------   -------------   ------------   ------------
Emerging Markets Ventures I, L.P...      1,606,686   01/22/98-03/24/00    $  1,622,322   $   1,438,305   $       0.90           1.28
                                           183,217        01/10/01             175,571         164,016           0.90           0.15
                                      ------------                        ------------   -------------                  ------------
                                         1,789,903                           1,797,893       1,602,321                          1.43
                                      ------------                        ------------   -------------                  ------------
International Wireless
  Communications Holdings Corp.....         12,636        12/08/97             274,680               0           0.00           0.00
                                      ------------                        ------------   -------------                  ------------
Jamaican Assets I, L.P.............      1,319,033   07/29/97-10/20/97       1,809,247       4,071,869           3.09           3.64
                                      ------------                        ------------   -------------                  ------------
J.P. Morgan Latin America
  Partners (Cayman), L.P...........        280,471   04/10/00-12/15/00         280,471         275,288           0.98           0.25
                                            63,347    03/21/01-6/28/01          63,347          62,176           0.98           0.05
                                      ------------                        ------------   -------------                  ------------
                                           343,818                             343,818         337,464                          0.30
                                      ------------                        ------------   -------------                  ------------
J.P. Morgan Latin America..........        866,152   04/10/00-12/15/00         713,312         534,338           0.62           0.48
  Partners (Delaware), L.P.........        276,663   03/21/01-12/17/01         240,126         170,676           0.62           0.15
                                      ------------                        ------------   -------------                  ------------
                                         1,142,815                             953,438         705,014                          0.63
                                      ------------                        ------------   -------------                  ------------
Total..............................                                       $  5,179,076   $   6,716,668                          6.00
                                                                          ============   =============                  ============

The Fund may incur certain costs in connection with the disposition of the above securities.


NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders that elected to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program was subject to review by the Directors of the Fund. By July 1999, the Fund had repurchased the full amount so authorized (1,300,000 shares). On October 14, 1999, the Fund announced that its Board of Directors had authorized the repurchase by the Fund of up to an additional 15% of the Fund's outstanding common shares, for the purpose of further enhancing shareholder value. Such program was suspended upon the merger with the Predecessor Fund (see Note A). For the year ended December 31, 2000, the Fund repurchased 1,104,000 of its shares for a total cost of $13,448,170 at a weighted average discount of 24.29% from net asset value. The discount of individual repurchases ranged from 20.26%
- 28.48%. The Fund had no repurchases for the year ended December 31, 2001. Since inception of the repurchase program, the Fund has repurchased 30% of its shares.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Latin America Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principals generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, brokers and issuers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 22, 2002

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 25, 2001, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                    FOR        AGAINST
------------------------------   ----------   ----------
James P. McCaughan*               6,692,100      209,197
William W. Priest, Jr.            6,701,169      200,128
Martin M. Torino                  6,691,323      209,974

In addition to the directors re-elected at the meeting, Enrique R. Arzac, James
J. Cattano, George W. Landau, Riordan Roett and Richard W. Watt continue to serve as directors of the Fund.

*    Resigned effective February 22, 2002.



TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2001) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $0.57 per share dividend paid in respect of such year, is represented entirely by net investment income. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign taxes paidby the Fund to its shareholders. The total amount of foreign taxes that were passed through to shareholders for the year ending December 31, 2001, were $364,517, equal to $0.05 per share from Brazil and $76,147, equal to $0.01 per share from Mexico. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2001.

Notification for calendar year 2001 was mailed in January 2002. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans)may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Latin America Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant

--------------------------------------------------------------------------------
in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.



InvestLink is a service mark of EquiServe, L.P.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)

The following table sets forth certain information regarding the directors and officers* of the Fund.

                                                                                  LENGTH OF SERVICE AS          MEMBERSHIP ON
                                                        CURRENT PRINCIPAL         DIRECTOR AND TERM            BOARDS OF OTHER
                                                     OCCUPATION AND PRINCIPAL       OF MEMBERSHIP           REGISTERED INVESTMENT
                                  POSITION(S)           EMPLOYMENT DURING            ON BOARD OF           COMPANIES AND PUBLICLY
NAME AND ADDRESS (AGE)           HELD WITH FUND        THE PAST FIVE YEARS             THE FUND                HELD COMPANIES
------------------------------   --------------   -----------------------------   --------------------   ---------------------------
Enrique R. Arzac (60)            Director         Professor of Finance and        Since 1996;            Director of seven other
  Columbia University                             Economics, Graduate School      current term ends      CSAM-advised investment
  Graduate School of                              of Business, Columbia           at the 2003 annual     companies; Director of
  Business                                        University (1971-present).      meeting.               The Adams Express
  New York, NY 10027                                                                                     Company; Director of
                                                                                                         Petroleum and Resources
                                                                                                         Corporation.

James J. Cattano (57)            Director         President, Primary Resource     Since 1990;            Director of three other
  55 Old Field Point Road                         Inc. (an international          current term ends      CSAM-advised investment
  Greenwich, CT 06830                             trading and manufacturing       at the 2002 annual     companies.
                                                  company specializing in the     meeting.
                                                  sale of agricultural and
                                                  industrial commodities
                                                  throughout Latin American
                                                  markets) (10/96-present).

George W. Landau (81)            Director         Senior Advisor, Latin America.  Since 1990;            Director of four other
  Two Grove Isle Drive                            The Coca-Cola Company           current term ends      CSAM-advised investment
  Coconut Grove, FL                               (1987-present).                 at the 2003 annual     companies; Director of
  33133                                                                           meeting.               Emigrant Savings Bank;
                                                                                                         Director of GAM Funds, Inc.

William W. Priest, Jr.** (60)    Director         Senior Partner of Steinberg     Since 1997;            Director of sixty-five
  12 East 49th Street                             Priest Capital Management       current term ends      other CSAM-advised
  New York, NY 10017                              (3/01- present); Chairman and   at the 2004 annual     investment companies.
                                                  Managing Director of CSAM       meeting.
                                                  (5/00-2/01); Chief Executive
                                                  Officer and Managing
                                                  Director of CSAM (1989-5/00).

Riordan Roett (61)               Director         Sarita and Don Johnston         Since 1999;            Director of eleven other
  The John Hopkins                                Professor of Political Science, current term ends      investment companies
  University                                      The John Hopkins University,    at the 2002 annual     advised by Smith Barney
  1740 Massachusetts                              (1973-present).                 meeting.               Asset Management.
  Avenue N.W.
  Washington, D.C. 20036

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

                                                                                  LENGTH OF SERVICE AS          MEMBERSHIP ON
                                                        CURRENT PRINCIPAL         DIRECTOR AND TERM            BOARDS OF OTHER
                                                     OCCUPATION AND PRINCIPAL       OF MEMBERSHIP           REGISTERED INVESTMENT
                                  POSITION(S)           EMPLOYMENT DURING            ON BOARD OF           COMPANIES AND PUBLICLY
NAME AND ADDRESS (AGE)           HELD WITH FUND        THE PAST FIVE YEARS             THE FUND                HELD COMPANIES
------------------------------   --------------   -----------------------------   --------------------   ---------------------------
Martin M. Torino (52)            Director         Chairman of the Board of        Since 1990;            Director of two other
  TAU S.A.                                        Ingenio y Refineria San         current term ends      CSAM-advised investment
  25 de Mayo 252                                  Martin Del Tabacal S.A.         at the 2004 annual     companies.
  1002 Buenos Aires                               (8/96-present); Executive       meeting.
  Argentina                                       Director of TAU S.A.
                                                  (a commodities trading
                                                  firm) (11/90-present);
                                                  President of DYAT S.A.
                                                  (10/93-present).

Richard W. Watt** (43)           President and    Managing Director of            Since 1997; current    Director of four other
  466 Lexington Avenue           Director         CSAM (1996-present).            term ends at the 2002  CSAM-advised investment
  New York, NY 10017                                                              annual meeting.        companies.

Emily Alejos (38)                Chief            Director of CSAM                N/A                    N/A
  466 Lexington Avenue           Investment       (1/99-present); Vice
  New York, NY 10017             Officer          President of CSAM
                                                  (4/97-1/99); Vice President
                                                  of Bankers Trust Co.
                                                  (8/93-3/97).

Yaroslaw Aranowicz (38)          Investment       Vice President of CSAM          N/A                    N/A
  466 Lexington Avenue           Officer          (3/98-present); Director
  New York, NY 10017                              of Research for Europe
                                                  and the Middle East,
                                                  Trans-National Research
                                                  Corporation (12/95-3/98);
                                                  Analyst, John Hancock
                                                  Financial Services
                                                  (5/92-6/95).

Hal Liebes (37)                  Senior Vice      Managing Director and           N/A                    N/A
  466 Lexington Avenue           President        General Counsel of CSAM
  New York, NY 10017                              (12/99-present); Director
                                                  and General Counsel of
                                                  CSAM (3/97-12/99);
                                                  Vice President and Counsel
                                                  of Lehman Brothers, Inc.
                                                  (6/96-3/97); Vice President
                                                  and Legal Counsel of
                                                  CSAM (6/95-6/96).

Michael A. Pignataro (42)        Chief            Director of CSAM                N/A                    N/A
  466 Lexington Avenue           Financial        (1/01-present);
  New York, NY 10017             Officer and      Vice President of CSAM
                                 Secretary        (12/95-12/00).

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*    The officers of the Fund shown are officers that make policy decisions.

** Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940 ("1940 Act"). Messrs. Priest and Watt are interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM.

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                                                                              29

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC


Credit Suisse Balanced Fund                              Credit Suisse International Focus Fund
Credit Suisse Blue Chip Fund                             Credit Suisse International Fund
Credit Suisse Capital Appreciation Fund                  Credit Suisse Investment Grade Bond Fund
Credit Suisse Cash Reserve Fund                          Credit Suisse Japan Growth Fund
Credit Suisse Emerging Growth Fund                       Credit Suisse Large Cap Value Fund
Credit Suisse Emerging Markets Fund                      Credit Suisse Municipal Bond Fund
Credit Suisse European Equity Fund                       Credit Suisse Municipal Money Fund
Credit Suisse Fixed Income Fund                          Credit Suisse New York Municipal Fund
Credit Suisse Global Financial Services Fund             Credit Suisse New York Tax Exempt Fund
Credit Suisse Global Fixed Income Fund                   Credit Suisse Select Equity Fund
Credit Suisse Global Health Sciences Fund                Credit Suisse Small Cap Growth Fund
Credit Suisse Global Post-Venture Capital Fund           Credit Suisse Small Cap Value Fund
Credit Suisse Global Technology Fund                     Credit Suisse Strategic Value Fund
Credit Suisse High Income Fund                           Credit Suisse U.S. Government Money Fund



For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

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30
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


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


SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is an indirect wholly-owned subsidiary of Credit Suisse Group ("CSG"). Credit Suisse Asset Management, LLC ("CSAM") is the institutional asset-management and mutual-fund arm of CSG. As of September 30, 2001, CSAM managed over $75 billion in the U.S. and, together with global affiliates, managed assets of over $268 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.


SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAmerEq" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "Latin Amer Eq". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."


THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.


CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------
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

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac         Director

James J. Cattano         Director

George W. Landau         Director

William W. Priest, Jr.   Director

Riordan Roett            Director

Martin M. Torino         Director

Richard W. Watt          President and Director

Emily Alejos             Chief Investment Officer

Yaroslaw Aranowicz       Investment Officer

Hal Liebes               Senior Vice President

Michael A. Pignataro     Chief Financial Officer and Secretary

Rocco A. Del Guercio     Vice President

Robert M. Rizza          Treasurer



INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017



ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179


CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103


LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019



This report, including the financial statements herein, is
sent to the shareholders of the Fund for their information.             LAQ
It is not a prospectus, circular or representation intended            LISTED
for use in the purchase or sale of shares of the Fund or of            NYSE(R)
any securities mentioned in this report.

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                                                                      3019-AR-01